SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  June 4, 1996
(Date of earliest event reported)




                                  ANACOMP, INC.
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Indiana                               0-7641                      35-1144230
- - -------                               ------                      ----------
(State or Other Juris-              (Commission              (I.R.S. Employer
diction of Incorporation)          File Number)           Identification No.)


11550 North Meridian Street, P.O. Box 40888                               46240
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(Address of Principal Executive Office)                               (Zip Code)


Registrant's telephone number, including area code:               (317) 844-9666
                                                   -----------------------------



- - --------------------------------------------------------------------------------
                     This Document contains exactly 9 pages.
                       The Exhibit Index begins on page 8.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                  As described in the the Form 8-K filed by Anacomp, Inc. (the "Company") on June 3, 1996, on May 20, 1996, the United States Bankruptcy Court for the District of Delaware entered an order confirming the Third Amended Joint Plan of Reorganization (the "Plan") of the Company and certain of its subsidiaries.

                  On June 4, 1996 (the "Closing Date"), the Company consummated the Plan. On the Closing Date, the Company cancelled its shares of Old Common Stock, Common Stock Purchase Rights, 15% Senior Subordinated Notes, 13.875% Convertible Subordinated Debentures and Old Warrants which were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as the Company's other securities, including its Old Preferred Stock and 9% Convertible Subordinated Debentures. Simultaneously, the Company issued shares of new common stock, par value $.01 per share ("New Common Stock"), and warrants to purchase common stock at a price of $12.23 per share for a period of five years from the Closing Date ("New Warrants"), as follows:

         (a)      New Common Stock


                  (i) 9,250,000 shares of New Common Stock were issued to holders of Class 5 claims (the holders of the Company's 15% Senior Subordinated Notes); and


                  (ii) 750,000 shares of New Common Stock were issued to holders of Class 6 claims (the holders of the Company's 9% Convertible Subordinated Debentures and 13.875% Convertible Subordinated Debentures).


         (b)      New Warrants

                  (i) warrants convertible into 259,068 shares of New Common Stock were issued to holders of Class 6 claims (the holders of the Company's 9% Convertible Subordinated Debentures and 13.875% Convertible Subordinated Debentures);

                  (ii) warrants convertible into 62,176 shares of New Common Stock were issued to holders of Class 8 claims (the holders of the Company's Old Preferred Stock); and


                  (iii) warrants convertible into 41,450 shares of New Common Stock were issued to holders of Class 9 claims (the holders of the Old Common Stock).


                  Pursuant to the Plan, a new Board of Directors was appointed effective as of the Closing Date.

                  The Company on May 15, 1996 filed a registration statement on Form 8-A to register the New Common Stock and New Warrants under the Exchange Act, which registation statement was declared effective on June 3, 1996.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                  On the Closing Date, the Company distributed to its creditors pursuant to the Plan, the equity securities described in Item 1 above, approximately $21,990,615 in cash, $112,190,000 principal amount of 11 5/8% Senior Secured Notes due 1999 and $160,000,000 principal amount of 13% Senior Subordinated Notes due 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(c) Exhibits

                 Item 601(a) of
                Regulation S-K
Exhibit No.      Exhibit No.                    Description
- - -----------      -----------                    -----------

   2.1                2         Third Amended Joint Plan of  Reorganization of
                                Anacomp, Inc. (the "Company") and certain of its subsidiaries. (1)

   3.1                3         Amended    and     Restated     Articles    of
                                Incorporation of the Company.

   3.2                3         Amended and Restated By-laws of the Company.

   4.1                4         Form of Common Stock Certificate.

   4.2                4         Indenture,  dated as of June 4, 1996,  between
                                the  Company  and  The  Bank of New  York,  as
                                trustee   (the  "Senior   Secured   Trustee"),
                                relating  to  the  Company's   11-5/8%  Senior
                                Secured Notes due 1999.

   4.3                4         Form of 11-5/8%  Senior Secured Note (included
                                as part of Exhibit 4.2 hereto).

   4.4                4         Application  by the Company for Exemption from
                                Section  314(d) of the Trust  Indenture Act of
                                1939, as amended, pursuant to Section 304(d) and Rule 4d-7 thereunder.

   4.5                4         Indenture, dated as of June 4, 1996, between the
                                Company and IBJ Schroder Bank & Trust Company, as trustee, relating to the Company's 13% Senior
                                Subordinated Notes due 2002.

- - --------
(1) Incorporated by reference to Exhibit 2(e) to the Company's Form 8-A, filed with the Securities and Exchange Commission on May 15, 1996 (File No.0-7641).

   4.6                4         Form   of   13%   Senior   Subordinated   Note
                                (included as part of Exhibit 4.5 hereto).

   4.7                4         Warrant  Agreement,  dated as of June 4, 1996,
                                between   the   Company   and   Chase   Mellon
                                Shareholder Services, L.L.C.

   4.8                4         Form of Warrant Certificate.

   4.9                4         Security  and  Pledge  Agreement,  dated as of
                                June 4, 1996, by the Company, in favor of the Senior Secured Trustee.

   4.10               4         First  Leasehold Deed of Trust,  Assignment of
                                Rents, Security Agreement and Fixture Filing, dated June 4, 1996, made by Anacomp, Inc., as grantor, in favor of Chicago Title Insurance
                                Company,  as  trustee,  for the benefit of The
                                Bank of New York, as beneficiary.

   4.11               4         First  Deed of  Trust,  Assignment  of  Rents,
                                Security  Agreement and Fixture Filing,  dated
                                June 4, 1996, made by Anacomp, Inc., as grantor, in favor of Chicago Title Insurance
                                Company,  as  trustee,  for the benefit of The
                                Bank of New York, as beneficiary.

   10.1              10         Common Stock  Registration  Rights  Agreement,
                                dated as of June 4, 1996, by and among the Company and Holders of Registerable Shares.

   10.2              10         Senior   Secured  Note   Registration   Rights
                                Agreement, dated as of June 4, 1996, by and among the Company and Holders of Registerable
                                Notes.

   10.3              10         Senior  Subordinated Note Registration  Rights
                                Agreement, dated as of June 4, 1996, by and among the Company and Holders of Registerable
                                Notes.

   12.1              21         Subsidiaries of the Registrant.

   99.1              99         Press  release of the  Company,  dated June 4,
                                1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                 ANACOMP, INC.





                                 By: /s/ Donald L. Viles
                                     ----------------------------------
                                        Name: Donald L. Viles
                                        Title: Executive Vice President
                                               and Chief Financial Officer


Date:  June 18, 1996

                                  EXHIBIT INDEX


             Item 601(a) of
             Regulation S-K
Exhibit No.   Exhibit No.                                 Description

   3.1          3         Amended and Restated  Articles of  Incorporation of
                          the Company.

   3.2          3         Amended and Restated By-laws of the Company.

   4.1          4         Form of Common Stock Certificate.

   4.2          4         Indenture,  dated as of June 4, 1996,  between  the
                          Company and The Bank of New York,  as trustee  (the
                          "Senior   Secured   Trustee"),   relating   to  the
                          Company's 11-5/8% Senior Secured Notes due 1999.

   4.3          4         Form of 11-5/8%  Senior  Secured Note  (included as
                          part of Exhibit 4.2 hereto).

   4.4          4         Application  by  the  Company  for  Exemption  from
                          Section  314(d)  of  the  Trust  Indenture  Act  of
                          1739, as amended, pursuant to Section 304(d) and Rule 4d-7 thereunder.

   4.5          4         Indenture,  dated as of June 4, 1996,  between  the
                          Company and IBJ Schroder Bank & Trust Company, as trustee, relating to the Company's 13% Senior
                          Subordinated Notes due 2002.

   4.6          4         Form of 13% Senior  Subordinated  Note (included as
                          part of Exhibit 4.5 hereto).

   4.7          4         Warrant  Agreement,  dated  as  of  June  4,  1996,
                          between the Company  and Chase  Mellon  Shareholder
                          Services, L.L.C.

   4.8          4         Form of Warrant Certificate.

   4.9          4         Security  and  Pledge  Agreement,  dated as of June
                          4,  1996,  by the  Company,  in favor of the Senior
                          Secured Trustee.

   4.10         4         First  Leasehold  Deed  of  Trust,   Assignment  of
                          Rents,   Security  Agreement  and  Fixture  Filing,
                          dated  June 4,  1996,  made by  Anacomp,  Inc.,  as
                          grantor,   in  favor  of  Chicago  Title  Insurance
                          Company, as trustee, for the benefit of The Bank of New York, as beneficiary.

   4.11         4         First   Deed  of   Trust,   Assignment   of  Rents,
                          Security  Agreement and Fixture Filing,  dated June
                          4, 1996,  made by Anacomp,  Inc.,  as  grantor,  in
                          favor  of  Chicago  Title  Insurance  Company,   as
                          trustee, for the benefit of The Bank of New York, as beneficiary.

   10.1        10         Common Stock Registration  Rights Agreement,  dated
                          as of June 4, 1996, by and among the Company and Holders of Registerable Shares.

   10.2        10         Senior    Secured    Note    Registration    Rights
                          Agreement, dated as of June 4, 1996, by and among the Company and Holders of Registerable Notes.

   10.3        10         Senior   Subordinated  Note   Registration   Rights
                          Agreement, dated as of June 4, 1996, by and among the Company and Holders of Registerable Notes.

   12.1        21         Subsidiaries of the Registrant.

   99.1        99         Press release of the Company dated June 4, 1996.